UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (404) 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c)

On February 15, 2016, PulteGroup, Inc. (the “Company”) issued a press release announcing that Ryan R. Marshall has been promoted to President of the Company. Mr. Marshall, who is 41 years of age, was appointed Executive Vice President, Homebuilding Operations of the Company in May 2014. Previously he held the positions of Area President, Southeast since November 2012, Area President, Florida since May 2012, and Division President in one of the Company’s Florida divisions since 2007.

Mr. Marshall’s annual base salary has increased to $700,000, his annual incentive bonus target has increased to $700,000 and his long-term incentive bonus target has increased to $1,800,000.

On February 15, 2016, the Company also announced that Harmon D. Smith has been promoted to Executive Vice President and Chief Operating Officer of the Company. Mr. Smith, who is 52 years of age, was appointed Executive Vice President, Field Operations in May 2014 and previously held the position of Executive Vice President, Homebuilding Operations and Area President, Texas since May 2012. He served as an Area President over various geographical markets since 2006.

Mr. Smith’s annual base salary has increased to $700,000, his annual incentive bonus target has increased to $700,000 and his long-term incentive bonus target has increased to $1,600,000.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Messrs. Marshall or Smith and any of the Company's executive officers and any director, executive officer or person nominated to become a director or executive officer. There is no arrangement or understanding between Messrs. Marshall or Smith and any other person pursuant to which Messrs. Marshall or Smith were appointed to their positions. There are no transactions in which either Mr. Marshall or Mr. Smith has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Richard J. Dugas, Jr. retains his title as Chairman and Chief Executive Officer of the Company.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1    Press Release issued on February 15, 2016 by PulteGroup, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	February 16, 2015	By:	/s/ Steven M. Cook
			Name:	Steven M. Cook
			Title:	Executive Vice President, Chief Legal Officer, and Corporate Secretary